UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2018

TEMIR CORP

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-213996 ------------------------------- (Commission File Number)	98-1321204 ------------------------------------- (IRS Employer Identification No.)

Temir Corp

54 Fruktovaya Street

Bishkek, Kyrgyzstan 720027

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(Address of principal executive offices)

 +996-558414146

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Form S-1, which was declared effective on December 22, 2016. The offering was completed on February 23, 2017. The corporation hereby confirms the issuance of 540,000 Registered shares of common stock to the persons, in the amounts and on the dates as set forth in the table below:

Aibek Omurbek uulu	20,000	12/27/2016
Marat Asylbekov	20,000	12/28/2016
Nurbek Tursunbek uulu	19,000	12/28/2016
Arken Zakirov	18,000	12/29/2016
Asylbek Sydykov	17,000	12/29/2016
Aman Sarymsakov	19,000	12/30/2016
Barchyn Abdygaparova	17,000	12/30/2016
Aizura Usen kyzy	19,000	1/5/2017
Adilet Baltabaev	18,000	1/5/2017
Tilek Kiiazov	20,000	1/6/2017
Natalia Pankova	19,000	1/6/2017
Islam Boskunbaev	17,000	1/9/2017
Adilet Beishenbaev	16,000	1/9/2017
Edil Dzhentaev	19,000	1/10/2017
Vladimir Chumakov	19,000	1/13/2017
Azamat Kanagatov	20,000	1/13/2017
Atyrkul Sultanalieva	16,000	1/16/2017
Aibek Matkabylov	17,000	1/16/2017
Begaiym Omurbek kyzy	18,000	1/18/2017
Aibek Ukulov	19,000	1/18/2017
Nurlan Adylbek uulu	18,000	1/18/2017
Ulan Ishenbekov	19,000	1/20/2017
Sovetbek Anarbek uulu	18,000	1/20/2017
Atai Umetaliev	19,000	1/23/2017
Aibek Abdubaliev	17,000	1/23/2017
Maksat Abylgaziev	18,000	1/25/2017
Adilet Smanov	20,000	1/25/2017
Iliiaz Seitov	18,000	1/27/2017
Mars Erkebek uulu	20,000	1/27/2017
Nurlan Seitaliev	20,000	2/22/2017
Viktor Tsoi	20,000	2/22/2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMIR CORP

By:

/s/ Stanislav Pak

Name:

Stanislav Pak

Title:

President, Chief Executive and Financial Officer

Date: July 18, 2018